Exhibit 99.11

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               MORGAN STANLEY
                       IXIS Real Estate Capital Trust
                                  2005-HE2
                                 All records

1. FICO Spreadsheet Request

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Master &    Sched
                                                     % of      Gross     Gross     Gross        Gross    Sub Serv     Rem      Rem
FICO Spreadsheet Request    Count       Balance    Balance      Rate    Margin   Lifecap    Lifefloor       Fees      Term    Amort
------------------------------------------------------------------------------------------------------------------------------------
500 - 500                       8       894,822       0.13     8.889     7.884    15.053        8.774       0.52       358      358
------------------------------------------------------------------------------------------------------------------------------------
501 - 510                     101    16,284,304       2.45     8.611     7.021    14.972        8.535       0.52       357      357
------------------------------------------------------------------------------------------------------------------------------------
511 - 520                     115    17,049,072       2.56     8.561     6.961    14.935        8.526       0.52       356      356
------------------------------------------------------------------------------------------------------------------------------------
521 - 530                     142    20,425,148       3.07     8.494     6.939     14.99        8.454       0.52       356      356
------------------------------------------------------------------------------------------------------------------------------------
531 - 540                     129    20,818,357       3.13     8.572     7.126    14.887         8.54       0.52       356      356
------------------------------------------------------------------------------------------------------------------------------------
541 - 550                     144    21,701,960       3.26     8.161     7.011    14.635        8.094       0.52       352      352
------------------------------------------------------------------------------------------------------------------------------------
551 - 560                     167    26,196,542       3.94     7.959     6.697    14.606        8.046       0.52       350      351
------------------------------------------------------------------------------------------------------------------------------------
561 - 570                     128    20,134,893       3.03     8.021     6.781    14.486         8.03       0.52       355      356
------------------------------------------------------------------------------------------------------------------------------------
571 - 580                     127    21,013,505       3.16     8.159     6.775    14.608        8.145       0.52       357      357
------------------------------------------------------------------------------------------------------------------------------------
581 - 590                     176    25,936,167        3.9     7.767     6.543     14.23        7.634       0.52       352      356
------------------------------------------------------------------------------------------------------------------------------------
591 - 600                     209    32,340,454       4.86     7.749     6.548    14.205        7.639       0.52       353      356
------------------------------------------------------------------------------------------------------------------------------------
601 - 610                     228    40,532,976       6.09     7.383     6.337    14.026        7.337       0.52       353      355
------------------------------------------------------------------------------------------------------------------------------------
611 - 620                     198    35,403,358       5.32     7.386     6.246    13.971        7.316       0.52       352      355
------------------------------------------------------------------------------------------------------------------------------------
621 - 630                     199    32,337,893       4.86     7.424     6.276    13.806        7.254       0.52       348      355
------------------------------------------------------------------------------------------------------------------------------------
631 - 640                     225    36,029,967       5.42      7.33     6.195    13.743         7.17       0.52       348      355
------------------------------------------------------------------------------------------------------------------------------------
641 - 650                     249    47,143,540       7.09     7.168     6.274    13.565        7.043       0.52       349      357
------------------------------------------------------------------------------------------------------------------------------------
651 - 660                     207    37,963,388       5.71     7.207     6.304    13.575        7.054       0.52       349      356
------------------------------------------------------------------------------------------------------------------------------------
661 - 670                     193    35,397,086       5.32     7.186     6.039    13.557        7.021       0.52       347      356
------------------------------------------------------------------------------------------------------------------------------------
671 - 680                     146    26,704,254       4.01     7.128     5.974    13.494        6.934       0.52       346      356
------------------------------------------------------------------------------------------------------------------------------------
681 - 690                     137    27,934,922        4.2     6.813     6.225    13.234        6.729       0.52       349      355
------------------------------------------------------------------------------------------------------------------------------------
691 - 700                     118    24,014,963       3.61     6.932     6.107    13.328        6.764       0.52       349      356
------------------------------------------------------------------------------------------------------------------------------------
701 - 710                     111    24,637,222        3.7     6.968     6.093    13.343        6.857       0.52       351      357
------------------------------------------------------------------------------------------------------------------------------------
711 - 720                      86    16,462,677       2.47     6.857     6.031    13.109        6.511       0.52       349      356
------------------------------------------------------------------------------------------------------------------------------------
721 - 730                      79    16,618,838        2.5     6.914     6.276    13.315        6.826       0.52       351      357
------------------------------------------------------------------------------------------------------------------------------------
731 - 740                      61    11,589,493       1.74      6.85     5.949    13.299        6.752       0.52       345      352
------------------------------------------------------------------------------------------------------------------------------------
741 - 750                      43     7,988,525        1.2     7.132     5.965    13.625        6.954       0.52       343      356
------------------------------------------------------------------------------------------------------------------------------------
751 - 760                      50    10,498,667       1.58     6.731     6.397    12.991        6.576       0.52       349      356
------------------------------------------------------------------------------------------------------------------------------------
761 - 770                      21     4,316,346       0.65     6.798     6.152    13.282        6.719       0.52       352      357
------------------------------------------------------------------------------------------------------------------------------------
771 - 780                      18     2,818,635       0.42     6.784      6.05    13.445        6.664       0.52       336      338
------------------------------------------------------------------------------------------------------------------------------------
781 - 790                      13     2,490,350       0.37     6.944     5.722    13.678        6.804       0.52       354      357
------------------------------------------------------------------------------------------------------------------------------------
791 - 800                       5       801,121       0.12     6.533     6.209    12.332        6.332       0.52       347      351
------------------------------------------------------------------------------------------------------------------------------------
801 - 810                       4       524,453       0.08     7.303     6.189     14.11         7.11       0.52       344      355
------------------------------------------------------------------------------------------------------------------------------------
811 - 820                       1       249,458       0.04      7.66      5.75     14.66         7.66       0.52       357      357
------------------------------------------------------------------------------------------------------------------------------------
Total:                       3838   665,253,358        100     7.483     6.408    13.938        7.397       0.52       351      355
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                            Month
                            Orig     Initial   Periodic   to Next   Provided   Known      Avg     LTV>80w
FICO Spreadsheet Request    Term         Cap        Cap       Adj        LTV    FICOs   Balance       MI
---------------------------------------------------------------------------------------------------------
500 - 500                    360       2.691       1.03        22      70.14     500    111,853        0
---------------------------------------------------------------------------------------------------------
501 - 510                    360       2.367      1.245        22      74.17     505    161,231        0
---------------------------------------------------------------------------------------------------------
511 - 520                    359       2.211      1.193        22      74.84     515    148,253        0
---------------------------------------------------------------------------------------------------------
521 - 530                    358         2.3      1.243        22      75.14     526    143,839        0
---------------------------------------------------------------------------------------------------------
531 - 540                    358       2.221      1.168        22      77.63     535    161,383        0
---------------------------------------------------------------------------------------------------------
541 - 550                    355       2.361      1.236        22      74.46     546    150,708        0
---------------------------------------------------------------------------------------------------------
551 - 560                    353       2.393      1.258        22      76.54     556    156,866        0
---------------------------------------------------------------------------------------------------------
561 - 570                    358       2.424      1.143        22      80.54     566    157,304        0
---------------------------------------------------------------------------------------------------------
571 - 580                    360       2.361      1.203        22      81.09     576    165,461        0
---------------------------------------------------------------------------------------------------------
581 - 590                    354       2.346      1.194        23       80.6     586    147,365        0
---------------------------------------------------------------------------------------------------------
591 - 600                    355       2.291      1.236        22      81.31     596    154,739        0
---------------------------------------------------------------------------------------------------------
601 - 610                    357       2.306      1.258        22      82.05     606    177,776        0
---------------------------------------------------------------------------------------------------------
611 - 620                    355       2.255      1.245        21      82.37     616    178,805        0
---------------------------------------------------------------------------------------------------------
621 - 630                    351       2.378      1.159        22      82.39     625    162,502        0
---------------------------------------------------------------------------------------------------------
631 - 640                    351       2.219      1.183        23      81.38     636    160,133        0
---------------------------------------------------------------------------------------------------------
641 - 650                    352       2.413      1.199        22      81.38     646    189,331        0
---------------------------------------------------------------------------------------------------------
651 - 660                    352       2.324      1.174        22      82.88     655    183,398        0
---------------------------------------------------------------------------------------------------------
661 - 670                    350       2.445      1.158        23      83.24     665    183,405        0
---------------------------------------------------------------------------------------------------------
671 - 680                    349       2.265      1.177        21      82.65     675    182,906        0
---------------------------------------------------------------------------------------------------------
681 - 690                    352       2.358      1.131        22      81.77     686    203,905        0
---------------------------------------------------------------------------------------------------------
691 - 700                    352       2.474      1.174        23      81.95     695    203,517        0
---------------------------------------------------------------------------------------------------------
701 - 710                    354       2.334      1.137        24      83.32     705    221,957        0
---------------------------------------------------------------------------------------------------------
711 - 720                    352       2.371      1.088        23      84.02     715    191,426        0
---------------------------------------------------------------------------------------------------------
721 - 730                    354       2.353      1.147        22      84.41     726    210,365        0
---------------------------------------------------------------------------------------------------------
731 - 740                    349        2.24      1.139        22      81.65     736    189,992        0
---------------------------------------------------------------------------------------------------------
741 - 750                    347        2.39      1.233        22      84.76     745    185,780        0
---------------------------------------------------------------------------------------------------------
751 - 760                    352       2.294      1.106        23      81.86     755    209,973        0
---------------------------------------------------------------------------------------------------------
761 - 770                    355        2.54      1.173        23      77.85     765    205,540        0
---------------------------------------------------------------------------------------------------------
771 - 780                    340       2.395      1.202        23      78.75     776    156,591        0
---------------------------------------------------------------------------------------------------------
781 - 790                    357       2.506      1.167        24      85.05     785    191,565        0
---------------------------------------------------------------------------------------------------------
791 - 800                    349           3          1        22      82.54     795    160,224        0
---------------------------------------------------------------------------------------------------------
801 - 810                    348       2.842      1.842        20      84.96     809    131,113        0
---------------------------------------------------------------------------------------------------------
811 - 820                    360           3          1        21        100     811    249,458        0
---------------------------------------------------------------------------------------------------------
Total:                       354       2.339       1.19        22       80.9     629    173,333        0
---------------------------------------------------------------------------------------------------------